Exhibit 99.2

This Statement on Form 4 is filed by: (i) Communications Investors LLC, (ii) PLASE HT, LLC, (iii) Apollo Investment Fund V (PLASE), L.P., (iv) Apollo German Partners V GmbH & Co. KG, (v) Apollo Management V, L.P., (vi) AIF V Management LLC, (vii) Apollo Management, L.P., (viii) Apollo Management GP, LLC, (ix) Apollo Management Holdings, L.P., (x) Apollo Management Holdings GP, LLC, (xi) Apollo Verwaltungs V GmbH, (xii) Apollo Advisors V, L.P., (xiii) Apollo Capital Management V, Inc., (xiv) Apollo Principal Holdings I, L.P., and (xv) Apollo Principal Holdings I GP, LLC.

Name of Designated Filer:  Apollo Management Holdings GP, LLC

Date of Event Requiring Statement:  July 26, 2012

Issuer Name and Ticker or Trading Symbol:  Hughes Telematics, Inc. [HUTC]

COMMUNICATIONS INVESTORS LLC

By: Apollo Management V, L.P.
Its Manager

By: AIF V Management, LLC
Its General Partner

By: Apollo Management, L.P.
Its sole Member/Manager

By: Apollo Management GP, LLC
Its General Partner

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

PLASE HT, LLC

By: Apollo Investment Fund V (PLASE), L.P.
Its Manager

By: Apollo Advisors V, L.P.
Its General Partner

By: Apollo Capital Management V, Inc.
Its General Partner

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO INVESTMENT FUND V (PLASE), L.P.

By: Apollo Advisors V, L.P.
Its General Partner

By: Apollo Capital Management V, Inc.
Its General Partner

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO GERMAN PARTNERS V GMBH & CO. KG

By: Apollo Advisors V, L.P.
Its Managing Limited Partner

By: Apollo Capital Management V, Inc.
Its General Partner

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO VERWALTUNGS GMBH

By:	/s/ Johannes Schoenfeldt
Johannes Schoenfeldt

APOLLO ADVISORS V, L.P.

By: Apollo Capital Management V, Inc.
Its General Partner

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO CAPITAL MANAGEMENT V, INC.

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT V, L.P.

By: AIF V Management, LLC
Its General Partner

By: Apollo Management, L.P.
Its sole Member/Manager

By: Apollo Management GP, LLC
Its General Partner

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AIF V MANAGEMENT, LLC.

By: Apollo Management, L.P.
Its sole Member/Manager

By: Apollo Management GP, LLC
Its General Partner

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT, L.P.

By: Apollo Management GP, LLC
Its General Partner

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By: Apollo Management Holdings GP, LLC
Its General Partner

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO PRINCIPAL HOLDINGS I, L.P.

By: Apollo Principal Holdings I GP, LLC
Its General Partner

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO PRINCIPAL HOLDINGS I GP, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President